Press Release – For Immediate Release

January 31, 2012

CCFNB Bancorp, Inc. Reports Fourth Quarter 2011 Earnings

Bloomsburg, PA – CCFNB Bancorp, Inc. (OTC: CCFN), parent company of First Columbia Bank & Trust Co., has released its unaudited financial statements for the fourth quarter of 2011.

Net income, as reported under U.S. Generally Accepted Accounting Principles, for the year ended December 31, 2011 was $6,776,000 compared to $6,304,000 for the same period in 2010. Earnings per share for the year ended December 31, 2011 and 2010 were $3.05 and $2.82, respectively. Annualized return on average assets and return on average equity were 1.09% and 9.68% for the year ended December 31, 2011 as compared to 1.03% and 9.35% for the same period of 2010.

The net interest margin, tax effected, on interest earning assets was 3.52% as of December 31, 2011 as compared to 3.68% as of December 31, 2010.

Total assets increased $10.4 million to $624.7 million at December 31, 2011 from $614.3 million at December 31, 2010. The overall net increase in total assets was affected by the completed sale of the Hazleton branch office on June 24, 2011 pursuant to a previously announced Purchase and Assumption Agreement dated March 25, 2011. Premises and equipment with a book value of $779 thousand and deposits amounting to $17.7 million were sold as part of the branch office sale. Since the end of 2010, net loans increased $6.6 million, an increase of 2.0%. No loans were sold as a result of the Hazleton branch office transaction. Without the affect of the Hazleton branch office sale, total deposits increased $8.6 million while short term borrowings decreased $471 thousand since the end of 2010. The junior subordinate debentures decreased $4.6 million as a result of the redemption completed on December 15, 2011.

When compared to December 31, 2010, Stockholders’ equity, excluding accumulated other comprehensive income, has increased $3.5 million to $71.4 million as of December 31, 2011. The current level of stockholders’ equity equated to a book value per share of $32.17 at December 31, 2011 as compared with $30.48 as of December 31, 2010. During the year ended December 31, 2011 cash dividends of $1.24 per share were paid to stockholders compared to $1.18 for the same period of 2010. The current dividend represents an increase of 5.1 % as compared to 2010 amounts. CCFNB Bancorp, Inc. remains well capitalized, with an equity-to assets ratio of 11.4 % as compared to 11.0 % as of December 31, 2010.

Note: This press release may contain forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Actual results and trends could differ materially from those set forth in such statements due to various factors. These factors include operating, legal and regulatory risks; changing economic and competitive conditions and other risks and uncertainties.

CCFNB Bancorp, Inc.
Consolidated Balance Sheets
(In Thousands)	December 31,
	2011	2010

ASSETS
Cash and due from banks	$9,632	$7,263
Interest-bearing deposits in other banks	26,699	18,683
Federal funds sold	1,845	1,649
Total cash and cash equivalents	38,176	27,595
Investment securities, available for sale, at fair value	196,345	207,173
Restricted securities, at cost	2,900	3,012
Loans held for sale	5,164	2,005
Loans, net of unearned income	345,674	338,448
Less: Allowance for loan losses	5,383	4,801
Loans, net	340,291	333,647
Premises and equipment, net	11,740	11,992
Accrued interest receivable	1,328	1,632
Cash surrender value of bank-owned life insurance	14,413	11,942
Investment in limited partnerships	1,455	1,607
Intangible Assets:
Core deposit	1,639	2,192
Goodwill	7,937	7,937
Prepaid FDIC assessment	1,146	1,490
Other assets	2,143	2,075
TOTAL ASSETS	$624,677	$614,299

LIABILITIES
Interest-bearing deposits	$397,045	$410,915
Noninterest-bearing deposits	85,334	62,877
Total deposits	482,379	473,792
Short-term borrowings	58,288	58,759
Long-term borrowings	6,118	6,123
Junior subordinate debentures	—	4,640
Accrued interest payable	497	652
Other liabilities	5,980	2,479
TOTAL LIABILITIES	553,262	546,445

STOCKHOLDERS' EQUITY
Common stock, par value $1.25 per share; authorized
15,000,000 shares, issued 2,300,987 shares in 2011;
authorized 5,000,000 shares, issued 2,286,931 shares in 2010	2,876	2,859
Surplus	28,421	27,964
Retained earnings	40,418	36,397
Accumulated other comprehensive income	2,260	2,221
Treasury stock, at cost; 88,900 shares in 2010 and 61,000 shares
in 2010	(2,560)	(1,587)
TOTAL STOCKHOLDERS' EQUITY	71,415	67,854
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$624,677	$614,299

CCFNB Bancorp, Inc.
Consolidated Statements of Income
(Unaudited)

	For the Three Months Ended		For the Twelve Months Ended
(In Thousands, Except Per Share Data)	December 31,		December 31,
	2011	2010	2011	2010
INTEREST AND DIVIDEND INCOME
Interest and fees on loans:
Taxable	$4,327	$4,581	$17,554	$18,662
Tax-exempt	288	269	1,141	963
Interest and dividends on investment securities:
Taxable	1,083	1,526	5,121	6,668
Tax-exempt	158	95	571	397
Dividend and other interest income	14	11	52	42
Federal funds sold	—	1	1	2
Deposits in other banks	19	15	68	42
TOTAL INTEREST AND DIVIDEND INCOME	5,889	6,498	24,508	26,776

INTEREST EXPENSE
Deposits	1,008	1,352	4,558	5,809
Short-term borrowings	83	117	316	427
Long-term borrowings	40	39	159	349
Junior subordinate debentures	17	24	93	98
TOTAL INTEREST EXPENSE	1,148	1,532	5,126	6,683

NET INTEREST INCOME	4,741	4,966	19,382	20,093

PROVISION FOR LOAN LOSSES	380	685	820	1,555
NET INTEREST INCOME AFTER PROVISION
FOR LOAN LOSSES	4,361	4,281	18,562	18,538

NON-INTEREST INCOME
Service charges and fees	388	450	1,660	1,778
Gain on sale of loans	316	355	871	1,113
Earnings on bank-owned life insurance	96	119	414	444
Brokerage	76	79	284	325
Trust	216	156	771	663
Investment security losses	(106)	(42)	(103)	(42)
Gain on sale of premises and equipment	—	—	489	47
Interchange fees	258	226	949	850
Other	259	306	1,005	945
TOTAL NON-INTEREST INCOME	1,503	1,649	6,340	6,123

NON-INTEREST EXPENSE
Salaries	1,629	1,656	6,508	6,447
Employee benefits	90	387	1,706	1,811
Occupancy	238	278	1,045	1,114
Furniture and equipment	316	328	1,271	1,330
State shares tax	151	143	596	561
Professional fees	154	128	618	595
Director's fees	42	71	263	274
FDIC assessments	79	150	384	610
Telecommunications	62	110	284	385
Amortization of core deposit intangible	126	134	554	576
Automated teller machine and interchange	172	148	660	560
Other	542	390	1,921	1,768
TOTAL NON-INTEREST EXPENSE	3,601	3,923	15,810	16,031

INCOME BEFORE INCOME TAX PROVISION	2,263	2,007	9,092	8,630
INCOME TAX PROVISION	565	590	2,316	2,326
NET INCOME	$1,698	$1,417	$6,776	$6,304

EARNINGS PER SHARE	$0.77	$0.63	$3.05	$2.82
CASH DIVIDENDS PER SHARE	$0.31	$0.30	$1.24	$1.18
WEIGHTED AVERAGE SHARES OUTSTANDING	2,217,760	2,223,709	2,224,455	2,232,239

	Quarter Ended

(Dollars in Thousands, Except Per Share Data)	12/31/2011	9/30/2011	6/30/2011	3/31/2011	12/31/2010

Operating Highlights

Net income	$1,698	$1,628	$1,840	$1,610	$1,417
Net interest income	4,741	4,793	4,887	4,961	4,966
Provision for loan losses	380	30	330	80	685
Non-interest income	1,503	1,420	1,989	1,428	1,649
Non-interest expense	3,601	3,982	4,083	4,144	3,923

Financial Condition Data:

Total assets	$624,677	$625,789	$599,546	$620,106	$614,299
Loans, net	340,291	339,437	340,748	338,523	335,652
Intangibles	9,576	9,701	9,826	10,002	10,129
Total deposits
Noninterest-bearing	$85,334	$78,549	$65,028	$65,574	$62,877
Savings	72,865	67,062	67,976	67,983	65,549
NOW	74,811	75,374	72,212	69,902	70,953
Money Market	44,104	44,537	44,458	48,816	42,130
Time Deposits	205,265	212,864	214,731	230,192	232,283
Total interest-bearing deposits	397,045	399,837	399,377	416,893	410,915
Core deposits*	277,114	265,522	249,674	252,275	241,509

Selected Ratios

Net interest margin(YTD)	3.52%	3.56%	3.58%	3.68%	3.68%
Annualized return on average assets	1.09%	1.09%	1.11%	1.04%	0.93%
Annualized return on average equity	9.68%	9.74%	10.02%	9.44%	8.41%

Capital Ratios

Total risk-based capital ratio	18.17%	19.59%	19.25%	18.68%	18.49%
Tier 1 capital ratio	16.92%	18.33%	18.01%	17.43%	17.24%
Leverage ratio	9.61%	10.28%	10.17%	10.13%	10.00%

Asset Quality Ratios

Non-performing assets	$5,240	$3,933	$3,510	$3,435	$4,148
Allowance for loan losses	5,383	5,158	5,211	4,859	4,801
Allowance for loan losses to total loans	1.56%	1.50%	1.51%	1.42%	1.41%
Allowance for loan losses to
non-performing loans	102.80%	131.13%	148.45%	141.43%	115.75%

Per Share Data

Earnings per share	$0.77	$0.73	$0.83	$0.72	$0.63
Dividend declared per share	0.31	0.31	0.31	0.31	0.30
Book value	32.17	31.90	31.59	30.74	30.48
Common stock price:
Bid	$32.00	$32.60	$34.00	$30.75	$28.00
Ask	37.50	38.00	36.55	34.00	31.00
Weighted average common shares	2,217,760	2,226,139	2,227,801	2,226,195	2,223,709

* Core deposits are defined as total deposits less time deposits